SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 1, 2004
                                                  (October 28, 2004)




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

          Delaware                                          62-1040440
 (State or other jurisdiction                             (IRS employer
      of incorporation)                                 identification No.)
                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi    38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2
    (b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.05.  Amendments to the Registrant's Code of Ethics, or Waiver of a
            Provision of the Code of Ethics.

On October 28, 2004, the Board of Directors of Delta and Pine Land Company ("D&PL") adopted a revised Code of Business Conduct and Ethics (the "Code"). The revised Code includes a new section on financial reporting. The revised Code also provides additional definition relating to several items including conflicts of interest, the appropriate use of third party proprietary information, and D&PL's policy against discrimination against employees and prospective employees.

The foregoing is a brief summary of the Code and is qualified in its entirety by reference to the Code attached hereto as Exhibit 14.1.




Item 9.01.      Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.    Description
-----------    -----------
 14.1          Delta and Pine Land Company Code of Business Conduct and Ethics




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date: November 1, 2004    /s/ R. D. Greene
                          -----------------------------------------------------
                          R. D. Greene,
                          Vice President - Finance, Treasurer and
                          Assistant Secretary